UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2013

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3301 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On June 5, 2013, MoSys, Inc. (the “Company”) received from Roth Capital Partners, LLC a notice of exercise in full of the underwriters’ over-allotment option with respect to the Company’s previously announced public offering of common stock.  Pursuant to the exercise of their over-allotment option, the underwriters will purchase an additional 975,000 shares of common stock at the public offering price of $4.00 per share, less underwriting commissions and discounts, on June 7, 2013, subject to customary closing conditions.

On June 6, 2013, the Company issued a press release announcing the exercise of the over-allotment option.

Item 9.01      Financial Statements and Exhibits

(d)  Exhibits.

Exhibits	Description
99.1	Press release dated June 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: June 7, 2013	By:	/s/ James W. Sullivan
James W. Sullivan
Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description
99.1	Press release dated June 6, 2013.